SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TOUCHSTONE STRATEGIC TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                           TOUCHSTONE STRATEGIC TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194

April 1, 2002

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Touchstone International Equity Fund, a series of Touchstone Strategic Trust (the "Trust") on Thursday, April 25, 2002 at 10:00 a.m. Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held to consider the approval of a new sub-advisory agreement for the International Equity Fund between Touchstone Advisors, Inc. and Bank of Ireland Asset Management (U.S.) Limited. Please review the enclosed proxy statement for more information about the proposal.

The Board of Trustees has given full and careful consideration to this matter and has concluded that the proposal is in the best interest of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matter discussed in this proxy statement.

Your vote is important, no matter how many shares you own. To assure your representation at the meeting, we must receive the enclosed authorization card with your voting instructions no later than April 24, 2002 in order to process your instructions prior to the Special Meeting of Shareholders on April 25, 2002.

By mail: Complete, sign and mail the enclosed authorization card in the postage-paid envelope that has been provided. Please allow adequate time for mailing.

By fax: Complete and sign the enclosed authorization card and fax both sides to (513) 362-8320.

By Internet:   Refer to the instructions found on your proxy card.

By phone:      Refer to the instructions found on your proxy card.

If you attend the meeting, you may revoke your proxy and vote your shares in person.

If you have any questions or need any help with your voting instructions, please call Touchstone toll-free at (800) 638-8194.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds and Variable Annuities

THE TOUCHSTONE FAMILY OF FUNDS IS DISTRIBUTED BY TOUCHSTONE SECURITIES, INC.*
* MEMBER NASD/ SIPC

                           TOUCHSTONE STRATEGIC TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194

                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of Touchstone Strategic Trust (the "Trust"), will be held on April 25, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1.   To  approve  a  new   sub-advisory   agreement   for  the   Touchstone
          International Equity Fund between Touchstone Advisors, Inc. and the Bank of Ireland Asset Management (U.S.) Limited.

     2. To transact such other business as may properly come before the special meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 25, 2002 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY APRIL 24, 2002.

     By order of the Board of Trustees of the Touchstone Strategic Trust.


                                        Tina D. Hosking
                                        Secretary

Cincinnati, Ohio
April 1, 2002

                           TOUCHSTONE STRATEGIC TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 638-8194

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2002

     This Proxy Statement is furnished by Touchstone Strategic Trust (the "Trust") to the shareholders of the Touchstone International Equity Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on April 25, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund shareholders on or about April 1, 2002.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY THE FUND, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE FUND.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THESE REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 638-8194 OR BY WRITING TO THE TRUST, 221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202.

                                 PROPOSAL NO. 1

          TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL EQUITY FUND BETWEEN TOUCHSTONE ADVISORS, INC. AND THE BANK OF
                     IRELAND ASSET MANAGEMENT (U.S.) LIMITED

     Shareholders of the International Equity Fund are being asked to approve a new sub-advisory agreement between the Advisor and Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland"), pursuant to which Bank of Ireland would act as the new investment sub-advisor to the International Equity Fund.

     All information contained in this Proxy Statement and the accompanying materials about Bank of Ireland and its affiliates has been provided by Bank of Ireland.

INTRODUCTION

     Credit Suisse Asset Management LLC ("Credit Suisse") currently serves as the sub-advisor to the Fund and manages the Fund's assets pursuant to a sub-advisory agreement between Touchstone Advisors, Inc. (the "Advisor") (on behalf of the Fund) and Credit Suisse dated as of May 1, 2000 (the "Current Agreement"). The Board approved the current sub-advisory agreement with Credit Suisse on July 25, 1994.

     Under the investment advisory agreement between the Trust and the Advisor, the Advisor may select, subject to review and approval of the Board and the Fund's shareholders, a sub-advisor or sub-advisors to manage the assets of the Fund. The Advisor, seeking to improve the investment performance of the Fund, has determined that it is in the best interests of the Fund and its shareholders to terminate the Current Agreement with Credit Suisse, such termination to become effective May 1, 2002. The Advisor has selected Bank of Ireland as the new sub-advisor to manage the assets of the Fund, and the Board has approved a sub-advisory agreement with Bank of Ireland (the "New Agreement"), subject to approval by the shareholders, to become effective on May 1, 2002.

THE CURRENT AGREEMENT AND THE NEW AGREEMENT

     The terms of the New Agreement are substantially similar, in all material respects, to the terms of the Current Agreement, except as noted below. A form of the New Agreement is attached to this Proxy Statement as Exhibit A. The following summary of the terms of the New Agreement is qualified in its entirety by the text of the New Agreement.

     SUB-ADVISORY FEES. Under the Current Agreement, Credit Suisse is entitled to receive from the Advisor a monthly fee equal on an annual basis to:

     0.85% of the first $30 million of the average daily net assets of the Fund, 0.80% of such assets from $30 million to $50 million, 0.70% of such assets from $50 million to $70 million, and 0.60% of such assets in excess of $70 million.

     For the fiscal year ended December 31, 2001, Credit Suisse received sub-advisory fees of $99,896 from the Advisor.

     The New Agreement provides that Bank of Ireland will be entitled to receive from the Advisor a monthly fee equal on an annual basis to:

     0.45% of the first $50 million of the average daily net assets of the Fund, 0.40% of the next $50 million of the average daily net assets of the Fund, 0.30% on the next $500 million of the average daily net assets of the Fund, 0.28% on the next $200 million of the average daily net assets of the Fund, and
     0.27% of the average daily net assets of the Fund in excess of $800 million.

     The following chart compares the sub-advisory fee due to the Fund's sub-advisor as calculated under the terms of the Current Agreement for the year ended December 31, 2001 to the sub-advisory fee which would have been due to the Fund's sub-advisor had the New Agreement had been in effect, and shows the difference between the two fees as a percentage of the sub-advisory fee paid under the Current Agreement.

                                     Current            New           Percentage
                                    Agreement        Agreement        Difference
                                    ---------        ---------        ----------

     Sub-Advisory Fee               $ 99,896         $ 52,871            (47)%

     THE CHANGE IN THE RATE OF THE SUB-ADVISORY FEE WILL NOT AFFECT THE FUND'S EXPENSES BECAUSE THE ADVISOR, NOT THE FUND, PAYS THE SUB-ADVISOR FOR ITS SERVICES.

     OBLIGATIONS OF THE SUB-ADVISOR. The New Agreement provides that Bank of Ireland as sub-advisor, in return for its fee, will manage the investment and reinvestment of the Fund's assets, subject to and in accordance with the investment objective, policies and restrictions of the Fund and any written or oral directions that the Advisor or the Board may give from time to time with respect to the Fund. Accordingly, Bank of Ireland will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities. Bank of Ireland will also, in the name of the Fund, place orders for the execution of portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statement. In connection with the placement of such orders, Bank of Ireland will create and maintain all necessary brokerage records of the Fund. In addition, Bank of Ireland will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities. Bank of Ireland will render regular reports to the Board and to the Advisor. Bank of Ireland will also provide support to the Advisor with respect to the marketing of the Fund. The obligations of the sub-advisor under the New Agreement are substantially similar to those under the Current Agreement.

     The New Agreement provides that Bank of Ireland will effect all purchases and sales of securities in a manner consistent with best execution, taking into account overall direct net economic result to the Fund and execution capability and other services that the broker may provide. Bank of Ireland may effect transactions that cause the Fund to pay a commission in excess of a commission that another broker would have charged; provided, however, that Bank of Ireland must first determine that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker. Bank of Ireland will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses.

     Under the New Agreement, Bank of Ireland will bear its expenses of providing services to the Fund, except for those expenses undertaken by the Advisor or the Trust.

     LIMITATION OF LIABILITY. The New Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New Agreement on the part of Bank of Ireland, Bank of Ireland will not be liable to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The limitation of liability provision in the Current

Agreement is identical to that in the New Agreement. The Current Agreement, however, contains an additional provision requiring the Trust or the Advisor to indemnify Credit Suisse for its losses in certain circumstances. The New Agreement does not contain this type of indemnification provision.

     TERM AND TERMINATION. If approved by the shareholders, the New Agreement will continue until May 1, 2003; and, unless earlier terminated, it will continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or by vote of a majority of the Board, and (ii) by the vote of a majority of the Trustees who are not parties to the New Agreement or interested persons as defined under the 1940 Act of either the Advisor or Bank of Ireland, cast in person at a meeting called for the purpose of voting on such approval.

     The New Agreement provides that it may be terminated at any time without penalty (i) by the Advisor, by the Board or by a vote of the "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, upon not less than 60 days' prior written notice to Bank of Ireland; or (ii) by Bank of Ireland upon not less than 60 days' prior written notice to the Advisor and the Trust. As required by the 1940 Act, the New Agreement will also terminate automatically in the event of its assignment.

INFORMATION ABOUT BANK OF IRELAND

     Bank of Ireland is a company organized under the laws of the Republic of Ireland. The address of Bank of Ireland is Bank of Ireland Asset Management (U.S.) Limited, 75 Holly Hill Lane, Greenwich, Connecticut 06830.

--------------------------------------------------------------------------------
PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF BANK OF IRELAND
================================================================================

Name                            Positions and Offices with      Other Principal
                                Bank of Ireland                 Position(s) Held

Denis Curran                    Director and President                None
Rosemary Catherine Mahon        Director and Senior                   None
                                Vice President
Sean Anthony O'Dwyer            Finance and Compliance                None
                                Officer and Company
                                Secretary
William Raymond Cotter          Director and Chief                    None
                                Executive Officer
Michael Christopher Reilly      Director and Chief                    None
                                Investment Officer
Michael Joseph McCarthy         Director                              None
Leila Marie Long                Director and Senior                   None
                                Vice President
Stephen Thomas Holland          Director and Senior                   None
                                Vice President

     The above-referenced directors and officers above may be reached at Bank of Ireland Asset Management (U.S.) Limited, 75 Holly Hill Lane, Greenwich, Connecticut 06830. The positions listed are each individual's principal occupation. Bank of Ireland is 100% owned by BIAM HOLDINGS, 26 Fitzwilliam Place, Dublin, Ireland 2, a corporation that is owned by The Governor and Company of the Bank of Ireland.

     As of February 25, 2002, no Trustee or officer of the Trust was an officer, employee, director, general partner or shareholder of Bank of Ireland.

INFORMATION REGARDING OTHER FUNDS ADVISED BY BANK OF IRELAND WITH A SIMILAR INVESTMENT OBJECTIVE

     Bank of Ireland is the investment advisor for the following funds, which are managed with the same investment strategy as Bank of Ireland will use for the Touchstone International Equity Fund. The following table contains information about these funds.

                                            Net Assets as of
     Fund Name                              February 22, 2002               Fee Scale
     ---------                              -----------------               ---------
o    Berger                                   $205 million       0.45% on first $50 million;
o    Berger IPT                               $  5 million       0.40% next $50 million; and
o    Allmerica Select International           $428 million       0.30% over $100 million
     Equity Fund
o    Citistreet                               $114 million
------------------------------------------------------------------------------------------------
o    RSI Retirement Trust                     $ 47 million       0.75% on first $20 million;
                                                                 0.50% on next $30 million; and
                                                                 0.35% on next $100 million
------------------------------------------------------------------------------------------------
o    Cigna Foreign Bond Fund                  $  9 million       0.50% on first $375 million;
o    Cigna International Blend/               $564 million       0.45% on next $225 million; and
     Bank of Ireland Fund                                        0.40% on excess
------------------------------------------------------------------------------------------------
o    AXA Premier Funds Trust                  $  2 million       0.45% on first $50 million;
o    AXA Premier VIP Trust                    $  2 million       0.40% on next $50 million;
o    Prudential International Value Fund      $405 million       0.30% on next $500 million;
                                                                 0.28% on next $200 million; and
                                                                 0.27% over $800 million

EVALUATION BY THE BOARD OF TRUSTEES

     At a Board meeting held on February 21, 2002, the Board, including the Independent Trustees, unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders. (For purposes of this approval, an Independent Trustee is a Trustee who is not a party to the New Agreement and who is not an "interested person" (as defined in the 1940 Act) of the Advisor, Credit Suisse or Bank of Ireland).

     In connection with the Board meeting, the Board received materials relating to the New Agreement and Bank of Ireland, including: (1) a draft copy of the New Agreement, (2) information about advisory and sub-advisory fees and expense ratios of relevant categories of funds and sub-accounts of insurance company separate accounts, (3) information about the principal investment strategies that Bank of Ireland proposes to employ in managing the Fund's assets, and (4) copies of Bank of Ireland's Form ADV, including an extract from the financial statements of Bank of Ireland for the year ended 31 March 2001, and its Code of Conduct.

     At the Board meeting, management of the Advisor provided an extensive review of the process that it employed in selecting Bank of Ireland as the Fund's new sub-advisor and discussed the investment performance of Bank of Ireland and appropriate benchmarks and peer groups, its investment approach, its experience as a sub-advisor, and the credentials of its portfolio management team. Management of the Advisor also reviewed information about the organizational structure of Bank of Ireland and its compliance infrastructure and responded to questions from the Board about the Advisor's selection process and its assessment of the level of service that Bank of Ireland would provide to the Fund. In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Fund and met separately with the Independent Trustees before the Board meeting.

     In determining whether or not it was appropriate to approve the New Agreement and to recommend its approval to the shareholders, the Board, including the Independent Trustees, considered, among other things: (1) the nature, quality and extent of the services to be provided by Bank of Ireland,
(2) Bank of Ireland's experience and investment record and its investment philosophy and process, (3) the general qualifications of the various officers and portfolio managers of Bank of Ireland and (4) the terms of the New Agreement including the proposed fee structure. After consideration of the above factors and such other factors and information that it considered relevant, the Board concluded that the terms of the New Agreement were fair and reasonable and approval of the New Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the New Agreement.

RECOMMENDATION AND REQUIRED VOTE

     Approval of this Proposal by the Fund requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the special meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

     If the New Agreement is not approved by the Fund, the Current Agreement will remain in effect.

     THE BOARD BELIEVES THAT THE TERMS OF THE NEW AGREEMENT ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE FUND AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW AGREEMENT.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NEW AGREEMENT IN THIS PROPOSAL.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     GENERAL INFORMATION. As of February 25, 2002 there were 1,535,016.873 outstanding shares of the Fund.

     5% BENEFICIAL OWNERSHIP INFORMATION. As of February 25, 2002 the following persons were known by the Trust to own 5% or more of the outstanding shares of the Fund:

Name and Address of Record Owner          Number of Shares      Percent of Total

INTERNATIONAL EQUITY FUND
Western-Southern Life Assurance Co.         825,690.284              53.79%
400 Broadway
Cincinnati, OH 45202

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the record date.

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of February 25, 2002, no Officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of the Fund.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     The Advisor, located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Fund.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Fund. The address of the Underwriter is 221
East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2001 through December 31, 2001, the Underwriter received $305,969 in underwriting commissions from the Trust.

     The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The Underwriter is wholly-owned subsidiary of WSLAC. The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                      Position    Position with            Position with
Name                  with Trust  Touchstone Advisors      Touchstone Securities
--------------------------------------------------------------------------------
Jill T. McGruder      Trustee,    Director, President      Director, President
                      President   and Chief Executive      and Chief Executive
                                  Officer                  Officer

Terrie A. Wiedenheft  Controller  Chief Financial Officer  Chief Financial
                                                           Officer

     Integrated Fund Services, Inc. ("Integrated") serves as the administrator and Fund accounting agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile, internet and personal contact by directors, officers and regular employees of the Advisor. In addition, Management Information Services Corp. ("MIS") has been engaged to assist in the distribution, tabulation and solicitation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, or MIS may contact shareholders whose votes have not yet been received. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Advisor. The anticipated cost of the proxy solicitation is approximately $3,500, of which approximately $1,500 is for printing and $2,000 will be paid to Management Information Services Corp. As necessary, the Advisor will engage D.F. King & Co, Inc. to assist with proxy solicitation at a projected fee of $2,500 plus reasonable expenses.

CERTAIN VOTING MATTERS

     Only shareholders of record on February 25, 2002 (the "record date") are entitled to be present and to vote at the special meeting or any adjourned meeting. Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposal described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the meeting, but the abstention will have the effect of a vote against the Proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against the Proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the meeting and elects to vote in person. Attendance at the meeting alone will not serve to revoke the proxy.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2001, through December 31, 2001, brokerage transactions were not placed with any person affiliated with the Fund, the Trust, or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Fund shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

TOUCHSTONE INTERNATIONAL EQUITY FUND

     On February 21, 2002, the Board approved a change to the International Equity Fund's investment goal. The Fund's new investment goal states:

     The investment goal of the International Equity Fund is to seek long-term growth of capital through investment in equity securities of foreign issuers.

     This change will not have a material impact on the management of the Fund and does not require shareholder approval.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

        PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S)
    BY APRIL 24, 2002 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


April 1, 2002                 By Order of the Board of Trustees of the Trust.
Cincinnati, Ohio              Tina Hosking, Secretary

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT

                      TOUCHSTONE INTERNATIONAL EQUITY FUND
                           TOUCHSTONE STRATEGIC TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2002, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED, a company organized under the laws of the Republic of Ireland (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisors Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Restated Agreement and Declaration of Trust dated May 19, 1993, and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Touchstone International Equity Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisors Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the said portion, as it may be changed from time to time, being herein called the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisors Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc. shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other Funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule

     31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the first $50 million of the average daily net Fund Assets, 0.40% of the next $50 million of the average daily net Fund Assets, 0.30% on the next $500 million, 0.28% on the next $200 million and 0.27% over $800 million of the average daily net Fund Assets. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document. The Advisor hereby acknowledges receipt of the Sub-Advisor's current Form ADV.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until May 1, 2003; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 211 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be Presidents Plaza, 8600 West Bryn Mawr Avenue, Suite 500 North, Chicago, Illinois 60631.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                        TOUCHSTONE ADVISORS, INC.

Attest:


                                        BY
-----------------------------------        -----------------------------------
                                           Jill T. McGruder
Name:                                      President
      -----------------------------

Title:
       ----------------------------

                                        BANK OF IRELAND ASSET
                                        MANAGEMENT (U.S.) LIMITED

Attest:


                                        BY
-----------------------------------        --------------------------------

Name:                                   Name:
      -----------------------------           -----------------------------

Title:                                  Title:
       ----------------------------            ----------------------------

                           TOUCHSTONE STRATEGIC TRUST
                    PROXY SOLICITED ON BEHALF OF THE TRUSTEES
            FOR THE TOUCHSTONE INTERNATIONAL EQUITY FUND (THE "FUND")

     The undersigned hereby appoints Maryellen Peretzky and Terrie A. Wiedenheft, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Touchstone International Equity Fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held on April 25, 2002 at 10:00 a.m., Eastern Time, at the offices of the Fund, 221 East Fourth Street, Suite 300, Cincinnati, Ohio and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                        NOTE: Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

                                        Date _____________________________, 2002

                                        Signature(s),  (Title(s), if applicable)
                                        PLEASE SIGN,  DATE, AND RETURN  PROMPTLY
                                        IN THE ENCLOSED ENVELOPE.

IF A PROXY IS SIGNED AND RETURNED BUT DOES NOT GIVE VOTING DIRECTIONS, IT WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

I PLAN/DO NOT PLAN TO ATTEND THE SPECIAL  MEETING OF  SHAREHOLDERS  ON APRIL 25,
2002

Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the shareholder. Please refer to the Proxy Statement for a discussion of the Proposal.

        THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR"
                                  THE PROPOSAL.

1. To approve a new Sub-Advisory Agreement for the Touchstone International Equity Fund between Touchstone Advisors, Inc. and the Bank of Ireland Asset Management (U.S.) Limited.

     [ ]  FOR                   [ ]  AGAINST                   [ ]  ABSTAIN

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.